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                                                                    Exhibit 10.2



                        MERIDIAN AUTOMOTIVE SYSTEMS, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                     (RESTATED EFFECTIVE AS OF JULY 1, 2002)

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                                TABLE OF CONTENTS
                                                                          PAGE

ARTICLE I  ESTABLISHMENT AND PURPOSE......................................... 1

      1.1   Establishment.................................................... 1
      1.2   Purpose.......................................................... 1
      1.3   Status of Plan Under ERISA....................................... 1
      1.4   Coordination with Deferred Compensation Plan..................... 1

ARTICLE II  DEFINITIONS...................................................... 1

      2.1   "Accounts"........................................................1
      2.2   "Base Salary".....................................................1
      2.3   "Beneficiary".....................................................2
      2.4   "Board of Directors"..............................................2
      2.5   "Bonus"...........................................................2
      2.6   "Cause"...........................................................2
      2.7   "Change in Control"...............................................2
      2.8   "Code"............................................................3
      2.9   "Company".........................................................3
      2.10  "Deferred Compensation Plan"......................................3
      2.11  "Disabled" or "Disability"........................................3
      2.12  "Distributable Event".............................................3
      2.13  "Elective Deferrals"..............................................3
      2.14  "Elective Deferrals Accounts".....................................4
      2.15  "Employee"........................................................4
      2.16  "Employer"........................................................4
      2.17  "Employer Contribution Accounts"..................................4
      2.18  "ERISA"...........................................................4
      2.19  "Good Reason".....................................................4
      2.20  "Grandfathered 401(k) Plan".......................................4
      2.21  "Grandfathered Base Contribution Account".........................5
      2.22  "Global 401(k) Plan"..............................................5
      2.23  "Investment Results"..............................................5
      2.24  "Matching Contributions"..........................................5
      2.25  "Participant".....................................................5
      2.26  "Plan"............................................................5
      2.27  "Plan Administrator"..............................................5
      2.28  "Plan Year".......................................................5
      2.29  "Retirement"......................................................5
      2.30  "Trust Agreement".................................................5
      2.31  "Trust Fund"......................................................5
      2.32  "Trustee".........................................................5

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                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

ARTICLE III  PARTICIPATION....................................................5

      3.1   Eligibility for Participation.....................................5
      3.2   Termination of Active Participation...............................6

ARTICLE IV  AMOUNTS CREDITED TO ACCOUNTS......................................6

      4.1   Participants' Accounts............................................6
      4.2   Prior Credits of Elective Deferrals...............................6
      4.3   Amounts Credited as Matching Contributions........................6
      4.4   Amounts Credited for Participants in
            the Grandfathered 401(k) Plan.....................................7
      4.5   Amounts Credited for Participants in the Global 401(k) Plan.......7
      4.6   Investment Results................................................8
      4.7   Statements........................................................8

ARTICLE V  VESTING ...........................................................8

      5.1   Grandfathered Base Contribution Account...........................8
      5.2   Employer Contribution Account.....................................9

ARTICLE VI  DISTRIBUTION OF BENEFITS..........................................9

      6.1   Distributable Events..............................................9
      6.2   Amount of Benefit.................................................9
      6.3   Form and Time of Payment..........................................9
      6.4   Right of Offset..................................................10
      6.5   Tax Withholding..................................................10

ARTICLE VII  FUNDING ........................................................10

      7.1   Establishment of Trust Fund......................................10
      7.2   Status as Grantor/Rabbi Trust....................................11
      7.3   Status of Participants as Unsecured Creditors....................11

ARTICLE VIII  ADMINISTRATION.................................................11

      8.1      Plan Administrator............................................11
      8.2      Delegation of Duties..........................................11
      8.3      Powers of Plan Administrator..................................11
      8.4      Standard of Care..............................................12
      8.5      Claims Procedure..............................................12

ARTICLE IX  MISCELLANEOUS....................................................13

      9.1      No Assignment.................................................13
      9.2      Notices and Communications....................................13
      9.3      Receipt and Release...........................................14
      9.4      Employment Rights.............................................14


                                       ii
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                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE


      9.5      Amendment or Termination......................................14
      9.6      Severability..................................................14
      9.7      Headings........................,.............................14
      9.8      Construction..................................................14
      9.9      Governing Law.................................................14



                                      iii
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                        MERIDIAN AUTOMOTIVE SYSTEMS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     (RESTATED EFFECTIVE AS OF JULY 1, 2002)

                                   ARTICLE I
                            ESTABLISHMENT AND PURPOSE

     1.1 ESTABLISHMENT. Meridian Automotive Systems, Inc., a Michigan corporation (the "Company"), established the American Bumper & Mfg. Co. Supplemental Executive Savings Plan (the "Plan") effective as of July 1, 1998. The Company amended and restated the Plan as the Meridian Automotive Systems, Inc. Supplemental Executive Retirement Plan, effective January 1, 2000. The Company hereby further amends and restates the Plan, effective July 1, 2002.

     1.2 PURPOSE. The Company desires to retain the services of a select group of executives who contribute to the profitability and success of the Company and the affiliates to which it extends participation in the Plan. The Company maintains the Plan to provide the executives who participate in the Plan with additional retirement income, including retirement income to reflect amounts that cannot be contributed on their behalf on account of Internal Revenue Code limitations.

     1.3 STATUS OF PLAN UNDER ERISA. The Plan is intended to be "unfunded" and maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" for purposes of ERISA. Accordingly, the Plan is not intended to be covered by Parts 2 through 4 of Subtitle B of Title I of ERISA. The existence of any Trust Fund is not intended to change this characterization of the Plan.

     1.4 COORDINATION WITH DEFERRED COMPENSATION PLAN. Through June 30, 2002, Participants could voluntarily defer certain compensation under the Plan, which amounts were credited on the Participant's behalf under the Plan. Effective as of July 1, 2002, all such deferred amounts were transferred to, and became credited as the initial account balances for each such Participant under, the Meridian Automotive Systems, Inc. Deferred Compensation Plan, established by the Company effective as of July 1, 2002 (the "Deferred Compensation Plan").

                                   ARTICLE II
                                   DEFINITIONS

     The following terms shall have the meanings described in this Article unless the context clearly indicates another meaning. All references in the Plan to specific articles or sections shall refer to Articles or Sections of the Plan unless otherwise stated.

     2.1 "ACCOUNTS" means the bookkeeping records of the amounts credited on a Participant's behalf under the Plan.

     2.2 "BASE SALARY" means the annual base salary payable by the Employer to an Employee for services performed during any Plan Year that would be includible in

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the Employee's gross income for such year, determined before deductions made with respect to this Plan, the Deferred Compensation Plan or any other plan maintained by the Employer permitting pre-tax contributions or deferrals. Base Salary does not include income from stock option exercises, Bonuses, other types of non-recurring compensation or incentive awards, or payments or contributions to group insurance and other employee benefit plans maintained by the Employer.

     2.3 "BENEFICIARY" means the beneficiary designated in writing by the Participant to receive benefits from the Plan in the event of his death. The Beneficiary shall be designated on a form approved by the Company, and the Participant may change the Beneficiary designation at any time by completing a new form and submitting it to the Plan Administrator. If the Participant designates a trust as Beneficiary, the Company shall determine the rights of the trustee without responsibility for determining the validity, existence, or provisions of the trust. Further, the Company shall not have responsibility for the application of sums paid to the trustee or for the discharge of the trust. A Participant may designate multiple Beneficiaries. If the Participant fails to designate a Beneficiary, or if no Beneficiary survives the Participant by at least 60 days, payment shall be made to the Participant's estate.

     2.4 "BOARD OF DIRECTORS" Means the Company's Board of Directors.

     2.5 "BONUS" means each payment of non-periodic cash compensation to a Participant other than Base Salary and reimbursement of expenses. The Plan Administrator shall periodically determine which types of payment shall be considered a separate Bonus for purposes of the Plan.

     2.6 "CAUSE" means a willful engaging in gross misconduct materially and demonstrably injurious to the Employer. For this purpose, "willful" means an act or omission in bad faith and without reasonable belief that such act or omission was in or not opposed to the best interests of the Employer.

     2.7 "CHANGE IN CONTROL" means one of the following has occurred:

          (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person shall be deemed the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than thirty-five (35) percent of the total voting power of the Voting Equity Interests of Meridian; provided, however, that a Person shall not be deemed the "beneficial owner" of shares tendered pursuant to a tender or exchange offer made by that Person or any affiliate of that Person until the tendered shares are accepted for purchase or exchange;

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          (ii) the composition of the Board of Directors changing during any
               24-month period such that the individuals who at the beginning of the period were members of the Board of Directors (the "Continuing Directors") cease for any reason to constitute at least a majority of the Board; unless at least 66-2/3% of the Continuing Directors has either (i) approved the election of the new Directors, or (ii) if the election of the new Directors is voted on by shareholders, recommended that the shareholders vote for approval; or

         (iii) the Board of Directors of the Company declaring (publicly or by resolution) that a Change in Control has occurred.

          Notwithstanding the foregoing, that a "Change In Control" shall not be deemed to occur as a result of (i) the sale or transfer of any beneficial ownership interest of Meridian equity securities from any Person that was a beneficial owner, directly or indirectly, of such securities on July 1, 2002, or any of their respective Affiliates (a "Current Owner"), to any other Current Owner, (ii) any acquisition of equity securities by Meridian, (iii) any acquisition directly from Meridian (including through an underwriter or other financial intermediary), other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself directly acquired from Meridian, or (iv) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by Meridian or any entity controlled by Meridian.

     2.8 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and rulings issued thereunder. References to any section or subsection of the Code herein includes the reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces that section or subsection.

     2.9 "COMPANY" means Meridian Automotive Systems, Inc. and its successors.

     2.10 "DEFERRED COMPENSATION PLAN" means the Meridian Automotive Systems, Inc. Deferred Compensation Plan, effective as of July 1, 2002, as amended. The Deferred Compensation Plan received transfer of all Elective Deferrals Accounts of Participants with elective deferrals under the Plan as of June 30, 2002.

     2.11 "DISABLED" OR "DISABILITY" means a mental or physical condition of a Participant that prevents him (or is likely to prevent him) from performing the duties of his job for a period of 12 consecutive months. The existence of a disability shall be established by the certification of a physician or physicians selected by the Plan Administrator, unless the Plan Administrator determines that an examination is unnecessary.

     2.12 "DISTRIBUTABLE EVENT" means an event described in Section 6.1.

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     2.13 "ELECTIVE DEFERRALS" means pre-tax deferrals of Base Salary and Bonus, including catch-up contributions if applicable, a Participant makes under the Deferred Compensation Plan, the Grandfathered 401(k) Plan or the Global 401(k) Plan and which are eligible for Matching Contributions under Section 4.3 herein.

     2.14 "ELECTIVE DEFERRALS ACCOUNTS" means the Accounts formerly maintained under the Plan to record amounts credited under Section 4.2, based upon a Participant's elective deferrals and investment earnings thereon, which accounts have been transferred to the Deferred Compensation Plan as of July 1, 2002.

     2.15 "EMPLOYEE" means any individual who, for tax purposes, is considered by the Employer to be a common-law employee. An individual who, for tax purposes, is treated by the Employer as an independent contractor is not an Employee.

     2.16 "EMPLOYER" means the Company and its parents, subsidiaries and affiliates to which the Company extends participation in this Plan.

     2.17 "EMPLOYER CONTRIBUTION ACCOUNTS" means the Accounts maintained to record amounts credited on behalf of a Participant under Sections 4.3, 4.4(b) and 4.5 and any additional amounts credited for investment earnings under
Section 4.6.

     2.18 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and rulings issued thereunder. References to any section or subsection of ERISA herein includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces that section or subsection.

     2.19 "GOOD REASON" means a voluntary termination from the Company within the 12-month period immediately following a Change in Control of the Company on account of any of the following circumstances, unless such circumstances are fully corrected prior to the date of termination:

           (i) the Company's assignment of any duties materially inconsistent with the Participant's position within the Company, or which have a significant adverse alteration in the nature or status of the responsibilities of the Participant's employment;

          (ii) a reduction by the Company in the Participant's annual base salary, unless such reduction is part of a compensation reduction program affecting all similarly situated management employees; or

         (iii) a requirement by Meridian that the Participant be based anywhere other than the principal executive offices of Meridian, except for required travel on Meridian business to an extent substantially consistent with customary business travel obligations.

     2.20 "GRANDFATHERED 401(k) PLAN" means the Meridian Automotive Systems, Inc. Salaried 401(k) Plan. Where capitalized terms used in this Plan in

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reference to the Grandfathered 401(k) Plan are not defined in this Plan, such terms shall have the meaning given to them under the terms of the Grandfathered 401(k) Plan.

     2.21 "GRANDFATHERED BASE CONTRIBUTION ACCOUNT" means the Account maintained to record amounts credited on behalf of a Participant under Section 4.4(a) and any additional amounts credited for investment earnings under Section 4.6.

     2.22 "GLOBAL 401(k) PLAN" means the Meridian Automotive Systems, Inc. 401(k) Retirement Plan, effective January 1, 2001. Where capitalized terms used in this Plan in reference to the Global 401(k) Plan are not defined in this Plan, such terms shall have the meaning given to them under the terms of the Global 401(k) Plan.

     2.23 "INVESTMENT RESULTS" means the investment earnings credited to a Participant's Accounts under Section 4.6.

     2.24 "MATCHING CONTRIBUTIONS" are amounts credited to a Participant's Employer Contribution Account under Section 4.3, based upon the amount of his Elective Deferrals.

     2.25 "PARTICIPANT" means an Employee or former Employee of the Employer who has met the requirements for participation under Article 3, and who is eligible to receive a retirement benefit from the Plan.

     2.26 "PLAN" means the Meridian Automotive Systems, Inc. Supplemental Executive Retirement Plan, restated effective as of July 1, 2002, as amended.

     2.27 "PLAN ADMINISTRATOR" means the Company or the committee designated by the Company as the Plan Administrator under Article 8.

     2.28 "PLAN YEAR" means the calendar year.

     2.29 "RETIREMENT" means a Participant's termination of employment with the Employer after satisfying the requirements for normal retirement under the Grandfathered 401(k) Plan or the Global 401(k) Plan, as applicable.

     2.30 "TRUST AGREEMENT" means the trust agreement entered into by and between the Company and the Trustee in accordance with Section 7.1 to fund benefit payment obligations under this Plan. 2.31 "TRUST FUND" means the assets held under the Trust Agreement.

     2.31 "TRUST FUND" means the assets held under the Trust Agreement.

     2.32 "TRUSTEE" means the unrelated commercial bank or trust company designated as trustee by the Company pursuant to Article 7.

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                                  ARTICLE III
                                  PARTICIPATION

     3.1 ELIGIBILITY FOR PARTICIPATION. The Company, in its sole discretion, shall determine the Employees who are eligible to participate in the Plan. An Employee shall begin to participate in the Plan on the first day of the month after being designated as a Participant by the Company. It is intended that participation be limited to Employees who will qualify as members of a "select group of management or other highly compensated employees" under Title I of ERISA. As a condition for participation in the Plan, the Employee must sign an application form provided by the Plan Administrator. In the application form, the Employee shall acknowledge that he is an unsecured creditor of the Company with regard to any benefits under the Plan, he shall waive any right to a priority claim with regard to the benefits, and he shall designate the form and timing of payment of any benefits under the Plan.

     3.2 TERMINATION OF ACTIVE PARTICIPATION. The Company may remove an Employee from further active participation in the Plan. If this occurs, the Employee shall not have any additional amounts credited to his Accounts under Sections 4.3, 4.4 or 4.5. However, the Employee will continue to have Investment Results added to his Accounts under Section 4.6 until his Accounts are distributed.

                                   ARTICLE IV
                          AMOUNTS CREDITED TO ACCOUNTS

     4.1 PARTICIPANTS' ACCOUNTS. The Plan Administrator shall maintain such Accounts and subaccounts as is necessary to record a Participant's benefits under the terms of the Plan. Amounts shall be credited to a Participant's Accounts as provided in this Article. A Participant's vested interest in his Accounts shall be determined under Article 5. The Accounts are for bookkeeping purposes only. The Employer is not required to make contributions to any Trust Fund to fund the amount credited to the Participant's Accounts.

     4.2 PRIOR CREDITS OF ELECTIVE DEFERRALS. Through June 30, 2002, the Company credited Elective Deferrals to a Participant's Elective Deferrals Account with the amount of a Participant's deferred Base Salary and Bonus, as determined in accordance with the terms of the Plan then in effect. As of July 1, 2002, the Elective Deferral Account of each affected Participant was transferred to the Deferred Compensation Plan for the benefit of each affected Participant, which deferred amounts shall thereafter be governed by the terms of the Deferred Compensation Plan.

     4.3 AMOUNTS CREDITED AS MATCHING CONTRIBUTIONS.

     (a) Except as otherwise provided in paragraph (b), the Plan Administrator shall credit a Matching Contribution to the Employer Contribution Account of each eligible Participant as of the first day of each Plan Year. The amount of the Matching Contribution shall be equal to 100% of the total amount of Elective Deferrals made by the Participant to the Deferred Compensation Plan and the Grandfathered 401(k) Plan or Global 401(k) Plan, as applicable, for the prior Plan Year (or to this Plan and the Deferred Compensation Plan combined, for the 2002 Plan Year), up to five percent of the Participant's Base Salary for the prior Plan Year, reduced (but not below zero) by the amount of matching contributions actually made on behalf of the Participant to the applicable 401(k) Plan for the prior Plan Year. If a Participant's actual deferral to the Grandfathered 401(k) Plan or Global 401(k) Plan, as applicable, for the year is restricted to meet non-discrimination testing, then 100% of the difference between the current dollar limit under
Section 402(g) of the Code and the actual deferral shall be deemed as added to the total amount of Elective Deferrals made by the Participant for purposes of calculating Matching Contributions.

     (b) No Matching Contributions shall be made for a Plan Year for a Participant unless the Participant has elected to defer the maximum amount of his Compensation (including, if applicable, catch-up contributions) to the Grandfathered 401(k) Plan or Global 401(k) Plan, as applicable, for the prior Plan Year allowed under the terms of such plan and under Sections 402(g), 415 and 401(k)(3) of the Code.

     4.4 AMOUNTS CREDITED FOR PARTICIPANTS IN THE GRANDFATHERED 401(k) PLAN.

     (a) FULLY VESTED GRANDFATHERED BASE CONTRIBUTIONS. If a Participant is eligible to receive a Fully Vested Base Contribution under the Grandfathered 401(k) Plan for a Plan Year, but the total Fully Vested Base Contribution for the Plan Year is less than 3% of his Base Salary, the difference between the amount actually contributed to his Fully Vested Base Contribution Account and 3% of his Base Salary shall be credited to the Participant's Grandfathered Base Contribution Account. This amount shall be credited to the Participant's Grandfathered Base Contribution Account as of the first day of the Plan Year following the close of the Plan Year for which the contribution is made.

     (b) REGULAR BASE CONTRIBUTIONS. If a Participant is eligible to receive a Regular Base Contribution under the Grandfathered 401(k) Plan for a Plan Year, but the total Regular Base Contribution for the Plan Year is less than 7% of his Base Salary, the difference between the amount actually contributed to his Regular Base Contribution Account and 7% of his Base Salary shall be credited to his Employer Contribution Account under this Plan. This amount shall be credited to the Participant's Employer Contribution Account as of the first day of the Plan Year following the close of the Plan Year for which the contribution is made.

     4.5 AMOUNTS CREDITED FOR PARTICIPANTS IN THE GLOBAL 401(k) PLAN.

     (a) FIXED CONTRIBUTIONS. If a Participant is eligible to receive a Fixed Contribution under the Global 401(k) Plan for a Plan Year, but the total Fixed Contribution for the Plan Year is less than 3% of his Base Salary, the difference between the amount actually contributed to his Fixed Contribution Account and 3% of his Base Salary shall be credited to his Employer Contribution Account under this Plan. This amount shall be credited to the Participant's Employer Contribution Account as of the first day of the Plan Year following the close of the Plan Year for which the contribution is made.

     (b) PROFIT SHARING CONTRIBUTIONS. If a Participant is eligible to receive a Profit Sharing Contribution under the Global 401(k) Plan for a Plan Year, but the total Profit Sharing Contribution for the Plan Year is less than 7% of his Base Salary, the difference between the amount actually contributed to his Profit Sharing Account and 7% of his Base Salary shall be credited to his Employer Contribution Account under this Plan. This amount shall be credited to the Participant's Employer Contribution Account as of the first day of the Plan Year following the close of the Plan Year for which the contribution is made.

     4.6 INVESTMENT RESULTS.

     (a) As of the last day of each month, the Plan Administrator shall credit each Participant's Accounts with Investment Results for that month equal to ..798% of the amount credited to the Participant's Employer Contribution Account as of the first day of such month.

     (b) Notwithstanding paragraph (a), this paragraph (b) shall apply in the event the Plan Administrator, in its discretion, decides to make available one or more investment funds in which amounts credited to each Participant's Account shall be deemed invested, in accordance with the Participant's directions. Any such directions shall be effective only in accordance with such rules as the Plan Administrator may establish and applicable federal and state law.

         (i) Each month the Plan Administrator shall credit the Participant's Account with the actual investment earnings or losses resulting from the performance of the investment funds in which the Participant's Accounts are invested (or deemed invested).

         (ii) A Participant shall make his or her investment fund selections at such time and in such manner as permitted by the Plan Administrator. Investments must be made in whole percentages. A Participant may change his or her investment elections at any time, or may reallocate amounts invested among the investment funds available under the Plan, in accordance with such investment procedures established by the Plan Administrator.

         (iii) If a Participant does not make investment elections with respect to amounts credited to his or her Account, such amounts shall be deemed invested in such investment fund as the Plan Administrator may direct.

         (iv) Account maintenance fees and expense charges for transactions performed for each Participant's Account shall be charged to the Participant's Account. Other Plan charges and administrative expenses will be paid by the Employer.

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     4.7 STATEMENTS. As soon as practicable following the last business day of each calendar quarter, the Plan Administrator (or its designee) shall provide the Participant with a statement of such Participant's Account reflecting the income, gains and losses (realized and unrealized), amounts of deferrals and distributions with respect to such Account since the prior statement.

                                   ARTICLE V
                                     VESTING

     5.1 GRANDFATHERED BASE CONTRIBUTION ACCOUNT. A Participant shall be fully vested in his Grandfathered Base Contribution Account, if any, at all times.

     5.2 EMPLOYER CONTRIBUTION ACCOUNT.

     (a) The Participant shall become fully vested in his Employer Contribution
Account: (i) if the Participant dies or becomes Disabled while an Employee, (ii) upon the Participant's Retirement or date the Participant completes five years of service with the Employer, or (iii) if the Company terminates the Participant's employment without Cause, or the Participant terminates his employment for Good Reason, at any time within the 12-month period following a Change in Control.

     (b) If a Participant's employment terminates for any other reason, the Participant shall be entitled to receive the vested percentage of the amount credited to his Employer Contribution Account, based upon his completed years of service with the Employer, according to the following schedule:

                                                                 VESTED PORTION
                YEARS OF SERVICE                            OF EMPLOYER CONTRIBUTION
                ----------------                            ------------------------
                  Less than 1                                           0%
           At least 1 but less than 2                                  20%
           At least 2 but less than 3                                  40%
           At least 3 but less than 4                                  60%
           At least 4 but less than 5                                  80%
                   5 or more                                          100%



                                   ARTICLE VI
                            DISTRIBUTION OF BENEFITS

     6.1 DISTRIBUTABLE EVENTS. A Participant or his Beneficiary shall be eligible for benefits under the Plan if a Distributable Event occurs. A Distributable Event occurs if the Participant dies, becomes Disabled or terminates employment with the Employer for any reason.

     6.2 AMOUNT OF BENEFIT. A Participant's benefit from the Plan shall be the amount credited to Participant's Grandfathered Base Contribution Account, if any,

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and the vested amount credited to his Employer Contribution Account, as of the date the benefit payment is made under Section 6.3.

     6.3 FORM AND TIME OF PAYMENT.

     (a) The Participant's Accounts may be paid in either a single lump sum or in five annual installments, with such election to be made by the Participant upon becoming a Participant in the Plan on a form acceptable to the Company. The Participant may change his election each year on a form acceptable to the Company, but his or her election shall be irrevocable for each following year. If a Participant does not change his election as described above, the initial distribution election will apply. Upon a Participant's termination of employment for any reason, Disability or death, the Participant's Accounts shall be paid to the Participant, or his or her Beneficiary, as applicable, in accordance with the distribution option election on file as of December 31st of the year preceding the Participant's termination of employment, Disability or death.

     (b) Payment of a Participant's Account shall be made, or shall begin, within 30 days of the Participant's termination of employment for any reason, Disability or death. If the installment payment option is in effect, each subsequent installment shall be paid on the anniversary of the date of the initial installment, and amounts remaining unpaid in the Participant's Account during the installment period shall continue to receive Investment Results in accordance with Section 4.6. If a Participant is receiving installment payments and dies before a complete distribution of his Account, the remaining installment payments shall continue to be paid, in installment form, to the Participant's Beneficiary.

     6.4 RIGHT OF OFFSET. The Company shall have the right to offset any amounts payable to a Participant under the Plan by any amount necessary to reimburse the Employer for liabilities or obligations of the Participant to the Employer, including for amounts misappropriated by the Participant.

     6.5 TAX WITHHOLDING. Income taxes and other taxes payable with respect to an Account shall be deducted from amounts payable under the Plan. All federal, state or local taxes that the Plan Administrator determines are required to be withheld from any payments made pursuant to this Plan shall be withheld.

                                  ARTICLE VII
                                     FUNDING

     7.1 ESTABLISHMENT OF TRUST FUND.

     (a) Except as provided in paragraph (b), the Company may, but shall not be required to, enter into a Trust Agreement with an unrelated financial institution, as Trustee, to establish a Trust Fund. If a Trust Fund is established, the Company may, but is not required to, make contributions to the Trust Fund. Such Trust Fund may be the same as the Company establishes for purposes of funding benefits under the Deferred Compensation Plan or any other plan of compensation of the Company.

     (b) Notwithstanding paragraph (a), within 15 days following the date of a Change in Control of the Company, the Company shall enter into a Trust Agreement with a Trustee to establish a Trust Fund (if one has not yet been established under paragraph (a)), which shall be used to fund the benefits payable under this Plan. Such Trust Fund may be the same as the Company establishes for purposes of funding benefits under the Deferred Compensation Plan or any other plan of compensation of the Company. Within 15 days following the date of a Change in Control of the Company, the Company shall deposit sufficient cash or marketable securities in the Trust Fund with the Trustee to fully fund all benefit obligations under this Plan, which shall be determined as if all obligations under this Plan became immediately due and payable as of the date of the Change in Control of the Company.

     7.2 STATUS AS GRANTOR/RABBI TRUST. If established under 7.1, the Trust Fund shall meet the requirements of a "grantor trust" under Sections 671 through 678 of the Code and of a "rabbi trust" under Internal Revenue Service Revenue Procedure 92-64. The Trust Agreement shall provide that the assets of the Trust Fund are subject to the claims of the Company's general creditors if the Company becomes insolvent. If any assets of the Trust Fund are seized by general creditors of the Company, a Participant's right to receive benefits under the Plan shall not be changed.

     7.3 STATUS OF PARTICIPANTS AS UNSECURED CREDITORS. The obligation of the Employer to pay benefits under the Plan shall be unsecured. Each Participant is an unsecured creditor of the Company. The Plan constitutes a mere promise by the Company to make benefit payments in the future. The establishment of an account for a Participant and the Company's payment of contributions to the Trust Fund are not intended to create any security for payment of benefits under the Plan or change the status of the Plan as an unfunded plan for tax purposes or Title I of ERISA.

                                  ARTICLE VIII
                                 ADMINISTRATION

     8.1 PLAN ADMINISTRATOR. The Company shall have the sole responsibility for the administration of the Plan and is designated as named fiduciary and Plan Administrator.

     8.2 DELEGATION OF DUTIES. The Company may delegate its duties as Plan Administrator to a committee appointed by the Board of Directors. The committee shall have the powers and duties of the Plan Administrator described in this Article. If a member of the committee is a Participant, he shall abstain from voting on any matter specifically relating to his benefits under the Plan.

     8.3 POWERS OF PLAN ADMINISTRATOR. The Plan Administrator shall have all discretionary powers necessary to administer and satisfy its obligations under the Plan, including, but not limited to, the following:

         (i)   to maintain records pertaining to the Plan;

         (ii)  to interpret the terms and provisions of the Plan;

         (iii) to establish procedures by which Participants may apply for benefits under the Plan and appeal a denial of benefits;

         (iv) to determine the rights under the Plan of any Participant applying for or receiving benefits;

         (v)   to administer the appeal procedure provided in this Article;

         (vi) to perform all acts necessary to meet the reporting and disclosure obligations imposed by Sections 101 through 111 of ERISA (if any are applicable); and

         (vii) to delegate specific responsibilities for the operation and administration of the Plan to such Employees or agents as it deems advisable and necessary.

     8.4 STANDARD OF CARE. The Plan Administrator shall administer the Plan solely in the interest of Participants and for the exclusive purposes of providing benefits to the Participants and their Beneficiaries. The Plan Administrator shall administer the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims. The Plan Administrator shall not be liable for any act or omission relating to its duties under the Plan unless the act or omission violates the standard of care described in this Section.

     8.5 CLAIMS PROCEDURE. A Participant or Beneficiary shall have the right to file a claim, inquire if he or she has any right to benefits and the amounts thereof, or appeal the denial of a claim.

     (a) INITIAL CLAIM. A claim will be considered as having been filed when a written communication is made by the Participant, Beneficiary or his or her authorized representative to the attention of the Plan Administrator (the "claimant"). The Plan Administrator shall notify the claimant in writing within 90 days after receipt of the claim if the claim is wholly or partially denied. If an extension of time beyond the initial 90-day period for processing the claim is required, written notice of the extension shall be provided to the claimant prior to the expiration of the initial 90-day period. In no event shall the period, as extended, exceed 180 days. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render a final decision.

     (b) CONTENT OF DENIAL. Notice of a wholly or partially denied claim for benefits will be in writing in a manner calculated to be understood by the claimant and shall include:

         (i)   the reason or reasons for denial;

         (ii) specific reference to the Plan provisions on which the denial is based;

         (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (iv)  an explanation of the Plan's claim appeal procedure.

     (c) RIGHT TO REVIEW. If a claim is wholly or partially denied, the claimant may file an appeal requesting the Plan Administrator to conduct a full and fair review of his or her claim. For purposes of this review, the Plan Administrator may appoint an individual or committee (other than the individual or committee that heard the initial claim) to act on its behalf. An appeal must be made in writing no more than 60 days after the claimant receives written notice of the denial. The claimant may review any relevant documents that apply to the case and may also submit points of disagreement and other comments in writing along with the appeal. The decision of the Plan Administrator regarding the appeal shall be given to the claimant in writing no later than 60 days following receipt of the appeal. However, if the Plan Administrator, in its sole discretion, grants a hearing, or there are special circumstances involved, the decision will be given no later than 120 days after receiving the appeal. If such an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based.

     (d) EXHAUSTION OF ADMINISTRATIVE REMEDY. Notwithstanding any provision in the Plan to the contrary, no employee, Participant, Beneficiary or other person may bring any legal or administrative claim or cause of action against the Plan, the Plan Administrator or the Employer in court or any other venue until such person has exhausted its administrative remedies under this Section 8.5.

     (e) SUSPENSION OF PAYMENT. If the Plan Administrator is in doubt concerning the entitlement of any person to any payment claimed under the Plan, the Plan Administrator may instruct the Employer to suspend payment until satisfied as to the person's entitlement to the payment. Notwithstanding the foregoing, no person may bring a claim for Plan benefits to arbitration, court or through any other legal action or process until the administrative claims process of this
Section 8.5 has been exhausted.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.1 NO ASSIGNMENT. No Plan benefits, payments or proceeds shall be subject to any claim of any creditor of any Participant or Beneficiary and shall not be subject to attachment or garnishment or other legal process. Participant Accounts or benefits payable may not be assigned, pledged or encumbered in any manner, and any attempt to do so shall be void.

     9.2 NOTICES AND COMMUNICATIONS. All notices, statements, reports and other communications from the Plan Administrator to any Participant, Beneficiary or other person required or permitted under the Plan shall be deemed to have been duly given when personally delivered to, when transmitted via facsimile or other electronic media, or when mailed overnight or by first-class mail, postage prepaid and addressed to, such Participant, Beneficiary or other person at his or her last known address on the Employer's records. All elections, designations, requests, notices, instructions and other communications from a Participant, Beneficiary, or other person to the Plan Administrator required or permitted under the Plan shall be in such form as is prescribed from time to time by the Plan Administrator, and shall be mailed by first-class mail, transmitted via facsimile or other electronic media, or delivered to such location as shall be specified by the Plan Administrator. Such communication shall be deemed to have been given and delivered only upon actual receipt by the Plan Administrator at such location.

     9.3 RECEIPT AND RELEASE. Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Employer, the Plan Administrator and a Trustee (if any) under the Plan, and the Plan Administrator may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or Beneficiary is determined by the Plan Administrator to be incompetent by reason of physical or mental disability (including minority) to give a valid receipt and release, the Plan Administrator may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Plan Administrator, the Employer or a Trustee (if any) to follow the application of such funds.

     9.4 EMPLOYMENT RIGHTS. The existence of the Plan shall not grant a Participant any legal right to continue as an Employee nor affect the right of the Employer to discharge a Participant.

     9.5 AMENDMENT OR TERMINATION. The Company shall have the right to amend or terminate the Plan at any time. However, no amendment or termination shall reduce the amount credited to a Participant's Accounts. If the Plan is terminated, no Participant shall have additional amounts credited to his Accounts under Sections 4.2, 4.3, 4.4 or 4.5, but the Participant shall be credited with Investment Results under Section 4.6 until the Participant's benefits are distributed to the Participant. The Participant shall be entitled to receive the amount credited to his Accounts upon satisfying the requirements for payment of benefits under the Plan.

     9.6 SEVERABILITY. The unenforceability of any provision of the Plan shall not affect the enforceability of the remaining provisions of the Plan.

     9.7 HEADINGS. Headings and subheadings in the Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

     9.8 CONSTRUCTION. Words used in the masculine shall apply to the feminine where applicable. Wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

     9.9 GOVERNING LAW. To the extent that Michigan law is not preempted by ERISA, the provisions of the Plan shall be governed by the laws of the state of Michigan.

                                      * * *

     IN WITNESS WHEREOF, the undersigned officer of Meridian Automotive Systems, Inc. has executed this document to certify the Company's adoption of the Plan, effective as of July 1, 2002.

     DATE:                             MERIDIAN AUTOMOTIVE SYSTEMS, INC.
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                                       By:
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                                       Its:
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